Second Quarter 2021 Business Review August 4, 2021 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent Kadant’s expectations as of August 4, 2021. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the fiscal year ended January 2, 2021 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to the impact of the COVID-19 pandemic on our operating and financial results; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; price increases or shortages of raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; substitution of an alternative index for LIBOR; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted diluted EPS (earnings per share), adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our second quarter earnings press release issued August 3, 2021, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision- making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

BUSINESS REVIEW Jeffrey L. Powell, President & CEO 4KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

Q2 2021 Operational Highlights • Robust demand across all segments and solid execution by our businesses led to record bookings, revenue, EPS, and operating cash flow • Capital project activity and aftermarket parts and consumables demand benefited from the broadening economic recovery • Global supply chain logistical issues continue to be a challenge 5KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

Q2 2021 Performance 6 Q2 21 Q2 20 Change Revenue $195.8 $152.9 +28.1% Net Income $22.9 $11.6 +97.0% Adjusted EBITDA* $41.3 $26.6 +55.6% Adjusted EBITDA Margin* 21.1% 17.4% +370 bps Diluted EPS $1.96 $1.00 +96.0% Adjusted Diluted EPS* $2.01 $1.06 +89.6% Operating Cash Flow $44.4 $22.0 +101.4% Free Cash Flow* $42.3 $21.1 +100.3% Bookings $213.2 $133.0 +60.3% HIGHLIGHTS • Record revenue and bookings performance • Aftermarket parts and consumables revenue was up 28% and made up 64% of Q2 revenue • Strong adjusted EBITDA margin* expansion across all operating segments • Record operating cash flow and free cash flow* ($ in millions, except per share amounts) KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

Flow Control 7 $ in millions Q2 21 Q2 20 Change Revenue $70.8 $51.4 +37.8% Bookings $71.8 $49.4 +45.5% Adjusted EBITDA* $21.1 $12.3 +71.9% Adjusted EBITDA Margin* 29.9% 23.9% +600 bps HIGHLIGHTS • Record revenue and strong bookings performance benefited from strong demand from end markets • Parts and consumables revenue made up 65% of total Q2 revenue • Improved operating leverage led to record adjusted EBITDA* with solid adjusted EBITDA margin* improvement ($ in millions) KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. $49.4 $49.6 $61.9 $76.0 $71.8 2Q20 3Q20 4Q20 1Q21 2Q21 BOOKINGS

$53.1 $59.9 $94.8 $86.6 $101.9 2Q20 3Q20 4Q20 1Q21 2Q21 Industrial Processing 8 $ in millions Q2 21 Q2 20 Change Revenue $82.7 $65.7 +25.9% Bookings $101.9 $53.1 +91.7% Adjusted EBITDA* $20.7 $14.2 +45.8% Adjusted EBITDA Margin* 25.0% 21.6% +340 bps HIGHLIGHTS • Demand for wood products and packaging remained strong throughout the second quarter • Strong capital project activity in China led to record bookings in Q2 • Consistently high operating rates continued to drive demand for parts • Volume and product mix contributed to the strong adjusted EBITDA margin* improvement BOOKINGS ($ in millions) KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

$30.5 $33.8 $39.9 $41.9 $39.4 2Q20 3Q20 4Q20 1Q21 2Q21 Material Handling 9 $ in millions Q2 21 Q2 20 Change Revenue $42.4 $35.8 +18.3% Bookings $39.4 $30.5 +29.5% Adjusted EBITDA* $8.3 $6.4 +29.9% Adjusted EBITDA Margin* 19.6% 17.8% +180 bps HIGHLIGHTS • Demand from Europe led to record revenue in Q2 • Aftermarket parts made up 60% of total Q2 revenue • Solid execution and improved operating leverage led to margin improvement • Capital activity remains healthy going into the second half of 2021 BOOKINGS ($ in millions) KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

Business Outlook • Demand expected to remain strong in the second half of 2021 • Healthy levels of industrial activity are expected to reflect the broadening economic recovery, particularly in Europe and Asia • An increase in COVID-19 infections attributed to the Delta variant is leading to growing uncertainty and could decelerate an economic recovery • Well-positioned to capitalize on new business opportunities 10KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

FINANCIAL REVIEW Michael J. McKenney, EVP & CFO KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 11

Q2 2021 Financial Performance Q2 21 Q2 20 Gross Margin 43.6% 43.5% SG&A % of Revenue 25.2% 29.5% Operating Income $33.0 $18.1 Net Income $22.9 $11.6 Adjusted EBITDA* $41.3 $26.6 Diluted EPS $1.96 $1.00 Adjusted Diluted EPS* $2.01 $1.06 HIGHLIGHTS • Adjusted EBITDA margin* of 21.1% • Operating cash flow of $44.4 million • Free cash flow* of $42.3 million • Net debt of $116 million; leverage ratio1 of 1.71 ($ in millions, except per share amounts) KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 12

$21.1 $22.6 $38.1 $16.8 $42.3 2Q20 3Q20 4Q20 1Q21 2Q21 FREE CASH FLOW* OPERATING CASH FLOW 17.4% 19.4% 19.1% 18.0% 21.1% 2Q20 3Q20 4Q20 1Q21 2Q21 29.5% 28.4% 28.1% 28.7% 25.2% 2Q20 3Q20 4Q20 1Q21 2Q21 43.5% 44.2% 44.1% 43.9% 43.6% 2Q20 3Q20 4Q20 1Q21 2Q21 Key Consolidated Financial Metrics CASH FLOW $22.0 $24.4 $40.3 GROSS MARGIN $44.4($ in millions) SG&A ADJUSTED EBITDA MARGIN* $19.1 (as a % of revenue) KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 13

2Q20 to 2Q21 Adjusted Diluted EPS* KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 14 $1.06 $1.15 $0.08 $0.05 ($0.27) ($0.04) ($0.02) $2.01 REVENUE 2Q20 ADJ EPS* GROSS MARGIN INTEREST EXPENSE OPERATING EXPENSE GOV’T PROGRAMS CHANGE IN SHARES 2Q21 ADJ EPS*

Key Liquidity Metrics $ in millions Q2 21 Q1 21 Q2 20 Cash, cash equivalents, and restricted cash $158.1 $66.7 $60.9 Debt $268.7 $217.3 $277.5 Lease obligations $5.0 $5.2 $5.6 Net Debt $115.6 $155.8 $222.2 Leverage ratio1 1.71 1.50 2.01 Working capital % LTM revenue2 12.7% 15.1% 14.8% Cash conversion days3 109 123 128 • Net debt decreased 48% from Q2 2020 • Paid down $27 million of debt in the second quarter of 2021 • Our liquidity remains solid with over $400 million in borrowing capacity • Approximately $141 million under our revolving credit facility; an additional uncommitted $150 million • Up to $115 million through our note purchase agreement KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 15

Financial Outlook for 2021 16KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. • Revenue of $783 to $793 million, up 23% to 25% over 2020 • Gross margin of 42.5% • SG&A at 26% of revenue • Interest expense up $0.5 million in second half of 2021

Questions & Answers To ask a question, please call 888-326-8410 within the U.S. or +1 704-385-4884 outside the U.S. and reference 308 3302. Please mute the audio on your computer. KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 17

2021 Key Priorities 18 MEET OUR CUSTOMERS’ NEEDS ACCELERATE OUR REVENUE GROWTH MAINTAIN STRONG CASH FLOW CAPITALIZE ON NEW OPPORTUNITIES KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com August 4, 2021

APPENDIX Second Quarter 2021 Business Review KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 20

Adjusted Diluted EPS Reconciliation Q2 21 Q1 21 4 Q2 20 Diluted EPS, as reported $1.96 $1.43 $1.00 Restructuring Costs, Net of Tax - - 0.03 Acquisition Costs, Net of Tax 0.05 0.10 0.03 Adjusted Diluted EPS* $2.01 $1.53 $1.06 Free Cash Flow Reconciliation $ in thousands Q2 21 Q2 20 Operating Cash Flow $44,386 $22,039 Less Capital Expenditures (2,059) (911) Free Cash Flow* $42,327 $21,128 Adjusted diluted EPS (earnings per share) is a non-GAAP financial measure. Free cash flow is a non-GAAP financial measure. KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 21

Adjusted EBITDA Reconciliation Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA in a given period by revenue in the same period. $ in thousands Q2 21 Q1 21 4 Q2 20 Net Income Attributable to Kadant $22,864 $16,561 $11,607 Net Income Attributable to Noncontrolling Interest 163 235 115 Provision for Income Taxes 8,949 5,561 4,474 Interest Expense, Net 1,010 1,046 1,894 Other Expense, Net 24 24 31 Restructuring Costs - - 456 Acquisition Costs 603 1,298 407 Acquired Backlog Amortization 27 60 28 Depreciation and Amortization 7,689 7,626 7,548 Adjusted EBITDA* $41,329 $32,411 $26,560 Adjusted EBITDA Margin* 21.1% 18.8% 17.4% KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 22

Select Segment Information (with Q1 2021 recast) $ in thousands Q2 21 Q1 21 4 Q2 20 Flow Control $19,563 $16,443 $10,716 Industrial Processing 17,301 11,193 11,074 Material Handling 5,619 4,443 3,593 Corporate (8,843) (7,294) (6,371) 33,640 $24,785 $19,012 Operating Income Adjusted Operating Income* KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 23 $ in thousands Q2 21 Q1 21 4 Q2 20 Flow Control $21,131 $18,015 $12,295 Industrial Processing 20,704 14,531 14,200 Material Handling 8,301 7,129 6,388 Corporate (8,807) (7,264) (6,323) $41,329 $32,411 $26,560 Adjusted EBITDA* $ in thousands Q2 21 Q1 21 4 Q2 20 Flow Control $19,324 $15,446 $10,260 Industrial Processing 17,301 11,133 10,639 Material Handling 5,592 4,443 3,593 Corporate (9,207) (7,595) (6,371) $33,010 $23,427 $18,121

Revenue by Customer Location $ in thousands Q2 21 Q2 20 Change Change Excl. Acquisition and FX* North America $106,767 $88,718 $18,049 $14,631 Europe 55,827 37,916 17,911 12,489 Asia 24,729 16,237 8,492 6,229 Rest of World 8,488 9,989 (1,501) (1,972) TOTAL $195,811 $152,860 $42,951 $31,377 KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 24

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6-9 is calculated using actual numbers reported in our press release dated August 3, 2021. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $30 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. 4) Non-GAAP financial measures and the results by segment for the first quarter of 2021 have been recast to reflect acquisition costs incurred of $1.3 million or $0.10 per diluted share. KAI 2Q21 BUSINESS REVIEW–AUGUST 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 25